EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement of Ultramar Diamond Shamrock Corporation on Form S-8 (No. 333-27701 and any existing amendments thereto) of our report dated June 25, 1998, appearing on page 4 of this Form 11-K for the year ended December 31, 1997.


                                             /s/ ARTHUR ANDERSEN LLP
                                                 ARTHUR ANDERSEN LLP

San Antonio, Texas
June 25, 1998